                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 23, 2005
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                                  Langer, Inc.
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             (Exact name of registrant as specified in its charter)

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         Delaware                      1-12991                 11-2239561
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                    Identification Number)
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      450 Commack Road, Deer Park, New York                      11729-4510
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    (Address of principal executive offices)                     (Zip Code)
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Registrant's telephone number, including area code: 631-667-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ]   Written communications pursuant to Rule 425 under the Securities Act
           (17 CFR 230.425)

     [ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange
           Act (17 CFR 240.14a-12)

     [ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
           Exchange Act (17 CFR 240.14d-2(b))

     [ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
           Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

On June 23, 2005, at the 2005 Annual Meeting of Stockholders of Langer, Inc.
(the "Company"), the Company's stockholders, upon the recommendation of the
Company's Board of Directors, voted to approve the 2005 Stock Incentive Plan
(the "2005 Stock Incentive Plan"). Under the 2005 Stock Incentive Plan, an
aggregate of 2,000,000 shares of the Company's common stock will be reserved for issuance and available for awards. Awards under the 2005 Stock Incentive Plan may include nonqualified stock options, incentive stock options, stock appreciation rights, restricted shares of common stock, restricted units and performance awards. Awards under the 2005 Stock Incentive Plan may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any subsidiary of the Company. The 2005 Stock
Incentive Plan will have a term of ten years expiring on June 23, 2015.

The material features of the 2005 Stock Incentive Plan are described in the
Company's amended Definitive Proxy Statement filed with the Securities and
Exchange Commission on May 26, 2005 (the "Proxy Statement") under the heading
"Proposal 2 - Approval of 2005 Stock Incentive Plan," and the description is incorporated by reference in this report. In addition, the complete text of the
2005 Stock Incentive Plan is attached as Appendix A to the Proxy Statement and is incorporated by reference in this report.

Item 8.01     Other Events.
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On June 28, 2005, the Company issued a press release announcing that it has engaged the investment banking firm of Morgan Joseph & Co. Inc. to assist the
Company with its strategic acquisition program. A copy of the press release issued by the Company on June 28, 2005, is attached hereto as an exhibit.

Item 9.01.    Financial Statements and Exhibits
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       (c)         Exhibits.

Exhibit            Description
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 99.1              Press Release dated June 28, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:  June 28, 2005        LANGER, INC.

                                By: /s/ Joseph P. Ciavarella
                                    ------------------------
                                        Joseph P. Ciavarella, Vice President and
                                        Chief Financial Officer

                                  Exhibit Index
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                   Number      Exhibit
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                   99.1        Press release dated June 28, 2005